UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D. C. 20549

                          _____________

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the

                 Securities Exchange Act of 1934


Date of earliest event
  reported:  November 17, 2004


                       AMR CORPORATION
     (Exact name of registrant as specified in its charter)


        Delaware                  1-8400                 75-1825172
(State of Incorporation) (Commission File Number)      (IRS Employer
                                                     Identification No.)


4333 Amon Carter Blvd. Fort Worth, Texas               76155
 (Address of principal executive offices)            (Zip Code)


                        (817) 963-1234
                (Registrant's telephone number)



   (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





Item 1.01.  Entry into a Material Definitive Agreement.

On November 17, 2004, American Airlines, Inc. (American), AMR Corporation's principal subsidiary, entered into an agreement with The Boeing Company to defer the date of delivery of certain Boeing model 737-823 and 777-223 aircraft. The agreement is further described in a press release issued on November 22, 2004 by American, a copy of which is filed herewith as Exhibit 99.1.

The Boeing Company or one or more of its affiliates also beneficially owns a number of aircraft that are leased to American and provides financing and product support for aircraft operated by American or certain of its affiliates.




                            SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AMR CORPORATION



                                        /s/ Charles D. MarLett
                                        Charles D. MarLett
                                        Corporate Secretary



Dated:  November 22, 2004














                          EXHIBIT INDEX


Exhibit        Description

99.1      Press Release



















                              CONTACT:  Al Becker
                                        Corporate Communications
                                        Fort Worth, Texas
                                        817-967-1577
                                        corp.comm@aa.com


FOR RELEASE: Monday, Nov. 22, 2004

       AMERICAN AIRLINES, BOEING REACH AGREEMENT TO DEFER
                       AIRCRAFT DELIVERIES


     FORT WORTH, Texas -- American Airlines and The Boeing Company announced today that American will defer 54 of 56 aircraft originally scheduled for delivery between 2006 and 2010. The delivery of 47 Boeing 737-800 aircraft and seven Boeing 777 aircraft will be deferred by seven years and six years, respectively, beyond their originally scheduled delivery dates. The arrangement allows American to postpone $1.4 billion of capital spending previously planned for 2005 through 2007 and a total of $2.7 billion in capital spending through 2010.
     American will take delivery of two Boeing 777 aircraft in 2006, including one aircraft originally scheduled for delivery in 2007, to support its previously announced international growth.
     "Deferring the delivery of 54 aircraft and the related capital spending for up to seven years is a very important milestone in American's Turnaround Plan. It will substantially enhance our ability to restructure our finances," said James Beer, American's Senior Vice President-Finance and Chief Financial Officer. "We very much appreciate the support shown to us by our partners at Boeing and look forward to a continuing robust relationship between our two companies," Beer said.
     A Boeing spokesperson said that Boeing already has factored these changes into Boeing's financial guidance.
     American Airlines' active fleet consists of over 730 aircraft, including 700 Boeing and McDonnell Douglas aircraft.

                      _____________________
Statements in this news release contain various forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which represent the Company's expectations or beliefs concerning future events. When used in this news release, the words "expects," "plans," "anticipates," "indicates," "believes," "forecast," "guidance," "outlook" and similar expressions are intended to identify forward-looking statements. Forward-looking statements include, without limitation, the Company's expectations concerning operations and financial conditions, including changes in capacity, revenues, and costs, future financing plans and needs, overall economic conditions, plans and objectives for future operations, and the impact on the Company of its results of operations in recent years and the sufficiency of its financial resources to absorb that impact. Other forward-looking statements include statements which do not relate solely to historical facts, such as, without limitation, statements which discuss the possible future effects of current known trends or uncertainties, or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed or assured. All forward-looking statements in this release are based upon information available to the Company on the date of this release. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise.
Forward-looking statements are subject to a number of risk factors that could cause actual results to differ materially from our expectations. The following factors, in addition to other possible factors not listed, could cause the Company's actual results to differ materially from those expressed in forward-looking statements: changes in economic, business and financial conditions; the Company's substantial indebtedness; continued high fuel prices and the availability of fuel; further increases in the price of fuel; the residual effects of the war in Iraq; conflicts in the Middle East or elsewhere; the highly competitive business environment faced by the Company, with increasing competition from low cost carriers and bankrupt carriers and historically low fare levels (which could result in a further deterioration of the revenue environment); the ability of the Company to implement its restructuring program and the effect of the program on operational performance and service levels; uncertainties with respect to the Company's international operations; changes in the Company's business strategy; actions by U.S. or foreign government agencies; the possible occurrence of additional terrorist attacks; another outbreak of a disease (such as SARS) that affects travel behavior; uncertainties with respect to the Company's relationships with unionized and other employee work groups; the ability of the Company to satisfy existing financial or other covenants in certain of its credit agreements; the availability of future financing; the ability of the Company to reach acceptable agreements with third parties; and increased insurance costs and potential reductions of available insurance coverage. Additional information concerning these and other factors is contained in the Company's Securities and Exchange Commission filings, including but not limited to the Form 10-K for the year ended Dec. 31, 2003.

                               ###
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